UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 22, 2010
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive
Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-13.1
EX-23.1

Item 8.01. Other Items.
      “Michael Baker Corporation (the “Company”) is filing this current report in accordance with Securities and Exchange Commission guidance to enable us to incorporate by reference certain financial statements and other information into subsequent registration statements that we may file with the SEC under the Securities Act of 1933. Because the Form S-3 will incorporate by reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (“SEC”) on March 15, 2010, the Company is required to retrospectively update financial statements and other financial information affected by its change in segment reporting that occurred in the interim period ended March 31, 2010. The Company is filing herewith updated financial statements and other affected financial information for 2009 and 2008. For the year ended December 31, 2007, the Company could not provide retrospective segment information in this Form 8-K because of a significant overhaul of its underlying reporting structure in its accounting system that was effective January 1, 2008 which makes it impractical to present the 2007 segment information in a manner that conforms with the current operating segment presentation. As such, Exhibit 13.1 has been adjusted to reflect changes arising from the changes in the Company’s segment reporting that were effective January 1, 2010 for the 2009 and 2008 information.
     The information in this Current Report on Form 8-K is not an amendment to or restatement for an error in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. This Current Report on Form 8-K does not reflect events or developments that occurred after March 15, 2010, and does not modify or update the disclosures in any way other than as required to reflect the effect of the changes in the Company’s segment reporting and set forth in the exhibit hereto. Without limiting the foregoing, this filing does not purport to update the information contained in the Annual Report on Form 10-K for the year ended December 31, 2009 for any information, uncertainties, transactions, risks, events or trends occurring, or known to management.
     The information in this Current Report on Form 8-K should be read in conjunction with the Annual Report on Form 10-K for the year ended December 31, 2009 and other documents filed by the Company with the SEC subsequent to March 15, 2010. Revisions to the Annual Report on Form 10-K for the year ended December 31, 2009 included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. More current information is contained in the Company’s Forms 10-Q for the periods ended March 31, June 30 and September 30, 2010 and other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description
13.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, Report of Independent Registered Public Accounting Firm (Deloitte & Touche LLP), and Supplemental Financial Information, filed herewith and to be included as the Financial Section of the Annual Report to Shareholders for the year ended December 31, 2009.*

23.1	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP), filed herewith.

*	As amended and previously filed as an exhibit to the Company’s Annual Report on Form 10-K filed on March 15, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Date: December 22, 2010

EXHIBIT INDEX

Exhibit No.	Description
13.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, Report of Independent Registered Public Accounting Firm (Deloitte & Touche LLP), and Supplemental Financial Information, filed herewith and to be included as the Financial Section of the Annual Report to Shareholders for the year ended December 31, 2009. *

23.1	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP), filed herewith.

*	As amended and previously filed as an exhibit to the Company’s Annual Report on Form 10-K filed on March 15, 2010.